Exhibit 10.9

Certain information in this document, designated by [***], has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

SETTLEMENT AGREEMENT 2023

THIS SETTLEMENT AGREEMENT 2023 (“Settlement Agreement 2023”) is entered into on 31.08.2023 by and between

BETWEEN

(1)

SUNRISE GmbH, a company incorporated under the laws of Switzerland, with registered office at Thurgauerstrasse 101b in 8152 Glattpark (Opfikon), registered with company number CH E-106.848.147 (“Sunrise”).

and

(2)

SWISS TOWERS AG, a company incorporated under the laws of Switzerland, with registered office at Thurgauerstrasse 136 in 8152 Glattpark (Opfikon), registered with company number CHE-239.486.117 (“TowerCo”);

TowerCo and Sunrise herein collectively referred to as the “Parties” and each individually as a “Party”.

INTRODUCTION

A)

Sunrise has transferred under the demerger plan dated 2 March 2017 by way of demerger (Abspaltung) pursuant to art. 29 letter (b) of the Federal Act on Merger, Demerger, Conversion and Transfer of Assets and Liabilities (FUSG) 2’239 Radio Tower Sites and Passive Wireless Infrastructure to TowerCo (the “Demerger”). The Demerger became legally effective as of 1 January 2017.

B)

The Parties entered into a Master Services Agreement (“MSA”) regulating the rights and obligations pursued by and relating to the provision, by TowerCo to Sunrise, of an infrastructure network solution. Jointly with the MSA the Parties entered into a Built-to-Suit Agreement for the ordering and delivering of new Sites (“BTS”) and a Service Level Agreement under which Sunrise committed to provide certain maintenance, safety checks and repair services including preventive maintenance to TowerCo. with respect to Passive Wireless Infrastructure (“SLA”).

C)

Sunrise and TowerCo agreed in a Bulk Transfer Agreement dated December 19th, 2018, on the sale and transfer in accordance with art. 69 et seqq. Merger Act of [***] additional Radio Tower Sites and related Passive Wireless Infrastructure to TowerCo in order to become part of the TowerCo Infrastructure Network and have agreed to partially amend the MSA (e.g. increase of the Service Fee and increase the Order Commitment) and the BTS.

D)	[***]

Therefore, and by virtue of the abovementioned

IT IS AGREED as follows:

1.	Definitions

The terms defined in § 1 MSA, § 1 BTS, § 1 SLA as well as in § 1 Exhibit 5 to the MSA shall have the same meaning in this Settlement Agreement 2023, unless otherwise expressly defined herein.

2.	[***]

2.1	[***]

2.2	[***]

2.3	[***]

3.	[***] Settlement and changes to Exhibit 6.2 §la para 1.2 b) MSA

3.1	[***]

3.2	[***]. TowerCo will verify the inventory until [***]. The Parties agree to finalize the inventory latest by [***].

3.3	In light of the foregoing the following settlement and amendments shall be made.

3.4	[***]

3.5	Parties agree that starting as of [***].

3.6	[***]

3.7	The Parties shall adhere to the principles set forth in Exhibit 5 to the MSA when changing anything on any Site.

4.	“One to many” Site Loss and [***] — clarification and changes to §17.9 MSA and Exhibit 21 MSA

4.1	The Parties do disagree concerning [***] according to §17.9 MSA, in particular concerning [***] and the questions whether [***].

4.2	The Parties hereby agree and confirm the understanding that a lost Radio Tower Site can be [***]. The need thereto shall be determined [***].

4.3	If the Parties jointly agree to [***], TowerCo shall be entitled for each of the additional Radio Tower Site to [***].

4.4

For the avoidance of doubt, the other [***] and [***] shall remain unchanged and this agreement shall especially have no effect whatsoever on the rights of Sunrise to [***] as per subparagraph 2 of §17.9 in case TowerCo does not [***] as set out in subparagraph 1 of §17.9.

5.	[***]

5.1	[***]

5.2	[***]

5.3	[***]

6.	SLA — Extension of the Services provided by Sunrise[1]

6.1	[***]

6.2	[***]

6.3	[***]

6.4	[***]

6.5	[***]

6.6	[***]

6.7	[***]

6.8	[***]

6.9	[***]

7.	Miscellaneous

This Settlement Agreement 2023 shall enter into effect as of the time of signature. This Settlement Agreement 2023 may be amended only in writing by an Instrument signed by all Parties.

With all other regards the Parties shall adhere to the rules set forth in MSA, BTS and SLA.

Annexes

Annex 1 – Invoice Sent by Swiss Towers AG to Sunrise GmBH dated 23/06/2023

1 Changes described under this section 6 do not affect the Master Agreement for the Rendering of Services dated July 19, 2017 and entered into between Swiss Towers AG and Sunrise Communications AG, but only the Service Agreement for the Rendering of Services relating to the Passive Wireless Infrastructure of the Radio Tower Sites dated July 19, 2017 and entered by these same parties, which is not considered material by the registrant.

EXECUTED by the Parties in two copies

/s/ David Bernal /s/ David Morjaria
Signed by: David Bernal	David Morjaria
For and on behalf of SWISS TOWERS AG

/s/ Marcel Huber /s/ Jany Fruytier
Signed by: Marcel Huber	Jany Fruytier
For and on behalf of SUNRISE GmbH

4